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                                                                   EXHIBIT 10.35

STATE OF MISSISSIPPI
COUNTY OF HARRISON
SECOND JUDICIAL DISTRICT


                        SECOND AMENDMENT TO GROUND LEASE
                             ______________________

     This Second Amendment to Ground Lease [this "Amendment"] is dated as of the ____ day of November, 1993, by and among RAPHAEL Q. SKRMETTA, an individual resident of Louisiana ["LANDLORD"], and MISSISSIPPI-I GAMING, L.P., a Mississippi limited partnership ["TENANT"], with reference to the following facts and circumstances:

A. LANDLORD and TENANT are parties to that certain Ground Lease dated October 19, 1993, as amended by First Amendment to Ground Lease of same date [the "LEASE"], pursuant to which LANDLORD has leased to TENANT, and TENANT has leased from LANDLORD, certain real property commonly known as 676 BAYVIEW AVENUE, BILOXI, HARRISON COUNTY, MISSISSIPPI, and more particularly described on Exhibit "A" attached to the LEASE.

B. A Memorandum of Lease dated October 19, 1993, by and among LANDLORD and TENANT was executed and recorded in Book 262 at Page 210, and re-recorded in Book 262 at Page 359, of the Records in the Office of the Chancery Clerk of Harrison County, Second Judicial District, Mississippi.

C. LANDLORD and TENANT acknowledge that the property description in the Lease contains certain errors and they desire to amend the LEASE in the manner set forth below to correct the property description.
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     NOW THEREFORE, FOR GOOD AND VALUATION CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Exhibit "A" to the Lease is hereby deleted in its entirety and Exhibit "A" attached hereto is hereby substituted in lieu thereof.

     IN WITNESS WHEREOF, this Second Amendment to Ground Lease has been executed by the parties hereto as of the day and year first set forth above.

                                    LANDLORD



                                    By:_______________________________
                                       Raphael Q. Skrmetta


                                    TENANT

                                    MISSISSIPPI-I GAMING, L.P.,
                                    a Mississippi limited partnership

                                    By:   BAYVIEW YACHT CLUB, INC.,
                                          a Mississippi Corporation,
                                          its sole general partner



                                          By:_____________________________
                                            ROBERT F. LIST, Vice President


                                      -2-
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                                  EXHIBIT "A"

Legal description of real property situated in the Second Judicial District of Harrison County, Mississippi, and described as follows:

PROPERTY IN BLOCK 1: Commencing on the northern side of Bay View Avenue at a point marked by a rod at the intersection of Bay View Avenue and extension of the east line of Main Street; thence N 73 degree 28' E a distance of 440.7 feet along Bay View Avenue to a point marked by a pipe: thence North 282.0 feet to a pipe; thence to the Back Bay of Biloxi; thence westerly along Back Bay of Biloxi to a point marked by a rod on the extension of the east line of Main Street; thence South 344.4 feet to a point marked by a rod at the intersection of Bay View Avenue and the extension of the east line of Main Street and the point of beginning. Said piece of ground contains Lots 1 through 3, inclusive, Block 1, Gorenflo's Addition, City of Biloxi, Second Judicial District of Harrison County, Mississippi.

PROPERTY IN BLOCK 2: Commencing at a point in Block 2 on Bay View Avenue marked by a pipe and thence South a Distance 230 feet along a line to a point marked by an iron pipe; thence South 0 degree 10' East a distance of 150.4 feet to a point marked by a post; thence South 337' East a distance of 67.6 feet to a point marked by a post; thence South 1 degree 00' West a distance of 257.5 feet to a point marked by a post; thence South 89 degree 47' West a distance of 130 feet to a point marked by a pipe; thence North along Davis Street a distance of 475.3 feet to a point marked by a pipe; thence North 89 degree 47' East a distance of 130 feet to a point marked by a pipe. Said piece of ground contains Lots 3 through 11 inclusive, Block 2, Gorenflo's Addition, Second Judicial District of Harrison County, Mississippi.

PROPERTY IN BLOCK 3: Commencing at a point at the corner of Bay View Avenue and Davis Street; thence South a distance of 652.5 feet along Davis Street to a point marked by a pipe; thence South 89 degree 47' West a distance of 128 feet to a point marked by a pipe; thence North 0 degree 16' West a distance of 288.1 feet to a point marked by a post; thence South 87 degree 05' West a distance of
122.3 feet to a point marked by post on Main Street; thence North a distance of 60 feet along Main Street to a point marked by a post; thence North 89 degree 02' East a distance of 76 feet to a point marked by a post; thence North 0 degree 04' West a distance of 253.9 feet to a point on Bay View Avenue marked by a pipe; thence North 72 degree 51' East a distance of 184.5 feet along Bay View Avenue to the point of beginning. Said piece of ground contains Lots 1 through 11 inclusive, Block 3, Gorenflo's Addition, and that lot having a front on Main Street of 60 feet and bounded formerly on the North by property of St. Johns Catholic Church and bounded formerly on the South by property of Bourgeois; bounded formerly on the East by C. B. Foster Packing Company, and bounded on the West by Main Street, located in Gorenflo's addition to the City of Biloxi, in the Second Judicial District of Harrison County, Mississippi.

     This property is also described as shown on the following pages 2 and 3 of this Exhibit "A", and the following legal description is more expansive than the legal description above (on this page). The description on pages 2 and 3 includes tidelands property, part of Davis Street which has been vacated and part of Lot 12, Block 3, Gorenflo's Addition. The description on the next two pages excludes property which has been dedicated to the City of Biloxi for cul-de-sacs.

                             EXHIBIT "A" - Page 1
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LEGAL DESCRIPTION - PARCEL "A"
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     For the POINT OF BEGINNING, commence at a point on the North margin of Bay
View Avenue, said point being at the intersection of said North margin of Bay View Avenue, with the extension of the East line of Main Street; thence run North 0 degree 30'07" East, for a distance of 352.72 feet to a point at the Waters Edge in the Back Bay of Biloxi; thence run along said Waters Edge, the following bearings and distances, to wit; North 65 degree 01'07" East, 106.37 feet; North 14 degree 59'07" West, 79.83 feet; North 11 degree 19'27" West,
27.44 feet; North 81 degree 26'23" East, 94.03 feet; South 08 degree 11'59" East, 22.25 feet; North 81 degree 54'06" East, 49.27 feet; North 09 degree 13'15" West, 7.92 feet; North 75 degree 11'01" East, 39.18 feet; South 07 degree 16'10" East, 25.28 feet; South 0 degree 47'05" East, 18.55 feet; South 65 degree 11'04" East, 89.88 feet; South 02 degree 39'47" West, 9.06 feet; South 59 degree 34'39" East, 35.62 feet and South 89 degree 00'25" East, 54.89 feet; thence run South 0 degree 30'07" West, for a distance of 283.54 feet to a point on the North margin of Bay View Avenue; thence run South 73 degree 28'00" West, along said North margin, for a distance of 440.97 feet to the POINT OF BEGINNING, containing 163,937 Square Feet, or 3.76 Acres, approximately.

LEGAL DESCRIPTION - PARCEL "B"  (Tidelands)
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     Commence at a point on the North margin of Bay View Avenue, said point being at the intersection of said North margin with the extension of the East margin of Main Street; thence run North 0 degree 30'07" East, for a distance of
352.72 feet to a point on the waters edge in the Back Bay of Biloxi, and the POINT OF BEGINNING; thence continue North 0 degree 30'07" East, for a distance of 627.28 feet to a point; thence run South 89 degree 29'53" East, for a distance of 421.62 feet to a point; thence run South 0 degree 30'07" West, for a distance of 567.28 feet to a point on the waters edge in the Back Bay of Biloxi, thence run along the waters edge, the following bearings and distances, to wit:
North 89 degree 00'25" West, 54.89 feet, North 59 degree 34'39" West, 35.62 feet; North 02 degree 39'47" East, 9.06 feet; North 65 degree 11'04" West, 89.88 feet; North 0 degree 47'05" West, 18.55 feet; North 07 degree 16'10" West, 25.28 feet; South 75 degree 11'01" West, 39.18 feet, South 09 degree 13'15" East, 7.92 feet; South 81 degree 54'06" West, 49.27 feet; North 08 degree 11'59" West,
22.25 feet; South 81 degree 26'23" West, 94.03 feet; South 11 degree 19'27" East, 27.44 feet; South 14 degree 59'07" East, 79.83 feet and South 65 degree 01'07" West, for a distance of 106.37 feet to the POINT OF BEGINNING, containing 222,022 Square Feet, or 5.10 Acres, approximately.

LEGAL DESCRIPTION - PARCEL "C"
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     For the POINT OF BEGINNING, commence at the point of intersection of the
South margin of Bay View Avenue with the west margin of Davis Street, said point being further described as the Northeast corner of Lot 2, Block 3, Gorenflo's Addition to the City of Biloxi, Harrison County, Mississippi, as shown on the Official map or plat thereof on file and of record in Plat Book 6, Page 16 of the Record of Plats of Harrison County, Mississippi; from said POINT OF BEGINNING, thence run South 0 degree 24'45" West, for a distance of 184.84 feet to a point; thence run South 44 degree 43'26" East, for a distance of 47.89 feet to a point; thence run South 89 degree 51'38" East, for a distance of 6.05 feet to a point on the East margin of Davis Street; thence run Northeasterly along a curve to the left, said curve having a central angle of 78 degree 44'12" and a radius of 50.0 feet; thence run along the arc of said curve, for a distance of
68.71 feet to a point which bears North 51 degree 02'40" East, 63.43 feet from the previously described point; thence run South 89 degree 51'38" East, for a distance of

                             EXHIBIT "A" - Page 2
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80.66 feet to a point; thence run South 0 degree 20'38" West, for a distance of
150.63 feet to a point; thence run South 03 degree 12'31" East, for a distance of 67.25 feet to a point; thence run South 02 degree 10'03" West, for a distance of 63.79 feet to a point; thence run South 01 degree 22'27" West, for a distance of 193.13 feet to a point; thence run South 89 degree 35'13" West, for a distance of 128.95 feet to a point on the East margin of Davis Street; thence run along a curve to the left, said curve having a central angle of 180 degree 00' and a radius of 50.0 feet; thence run along the arc of said curve for a distance of 157.08 feet to a point on the East margin of Davis Street; thence run South 89 degree 35'13" West, for a distance of 11.21 feet to a point; thence run South 45 degree 00'00" West, for a distance of 41.00 feet to a point; thence run South 0 degree 24'45" West, for a distance of 71.22 feet to a point; thence run South 89 degree 35'13" West, for a distance of 127.46 feet to a point; thence run North 0 degree 01'17" West, for a distance of 290.54 feet to a point; thence run South 88 degree 50'07" West, for a distance of 122.30 feet to a point on the East margin of Main Street; thence run North 0 degree 50'06" East, along said East margin, for a distance of 60.38 feet to a point; thence run South 89 degree 48'31" East, for a distance of 75.51 feet to a point; thence run North 0 degree 04'33" East, for a distance of 254.95 feet to a point on the South margin of Bay View Avenue; thence run North 73 degree 28'00" East, along said South margin, for a distance of 185.49 feet to the POINT OF BEGINNING, containing 180,763 Square Feet, or 4.15 Acres, approximately.

LEGAL DESCRIPTION - PARCEL "D"
------------------------------

     For the POINT OF BEGINNING, commence at a point on the West margin of Davis Street, said point being the Northeast corner of Lot 12, Block 3, Gorenflo's Addition to the City of Biloxi, Harrison County, Mississippi, as shown on the official map or plat thereof on file and of record in Plat Book 6, Page 16 of the Record of Plats of Harrison County, Mississippi; thence run South 0 degree 24'45" West, along said West margin, for a distance of 13.11 feet to a point; thence run South 89 degree 57'37" West, for a distance of 127.35 feet to a point; thence run North 0 degree 01'17" West, for a distance of 12.28 feet to a point; thence run North 89 degree 35'13" East, for a distance of 127.46 feet to the POINT OF BEGINNING, containing 1617 Square Feet, or 0.04 Acre, approximately.

                             EXHIBIT "A" - Page 3